SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

VIRAGEN, INC.

(Name of Registrant As Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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865 S.W. 78th Avenue, Suite 100

Plantation, Florida 33324

954-233-8746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on January 25, 2007

To the Stockholders of Viragen, Inc.

PLEASE TAKE NOTICE that Viragen, Inc., a Delaware corporation, will hold its 2006 annual meeting of stockholders at the Renaissance Plantation Hotel located at 1230 Pine Island Road, Plantation, Florida, on Thursday, January 25, 2007 at 2:00 P.M., local time, or at any and all adjournments, at which our stockholders will be requested:

1.	To elect two directors to the Viragen board of directors, who will be classified as class C directors, to serve for a three-year term and until their successors have been elected and qualified;

2.	To approve Viragen’s 2006 Equity Compensation Plan;

3.	To authorize amendments to Viragen’s Certificate of Incorporation to increase the number of shares of common stock that Viragen is authorized to issue;

4.	To ratify the appointment of Ernst & Young LLP as Viragen’s independent registered public accounting firm for the fiscal year ending June 30, 2007; and

5.	To transact other business that may properly come before the meeting or any adjournment.

A copy of our proxy statement, which is being first mailed to stockholders on or about December 29, 2006, is attached.

The board of directors has fixed the close of business on December 18, 2006, as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting. Viragen’s financial statements for the fiscal year ended June 30, 2006 are contained in the accompanying annual report on Form 10-K. The annual report does not form any part of the material for the solicitation of proxies. If you do not expect to be present at the meeting, you are urged to complete, date, sign and return the enclosed proxy. No postage is required if the enclosed envelope is used and mailed in the United States. You may also vote electronically via the internet or by telephone.

By Order of the Board of Directors,

/s/ Dennis W. Healey
Dennis W. Healey, Secretary

Plantation, Florida

December 29, 2006

This is an important meeting, and you are cordially invited to attend the meeting in person. If you are unable to attend in person, please execute and return the enclosed proxy card, or vote electronically via the internet or by telephone at your earliest convenience. Promptness in returning the executed proxy card will be appreciated. If you vote by proxy, you may nevertheless attend the meeting, revoke your proxy and vote your shares in person.

865 S.W. 78th Avenue, Suite 100

Plantation, Florida 33324

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

This proxy statement is being furnished to you by the board of directors of Viragen, Inc., a Delaware corporation, in connection with a solicitation of proxies for use at our 2006 annual meeting of stockholders. We will hold our annual meeting at the Renaissance Plantation Hotel located at 1230 Pine Island Road, Plantation, Florida, on Thursday, January 25, 2007 at 2:00 P.M., local time, or at any and all adjournments. We will bear the cost of this solicitation. A copy of Viragen’s annual report on Form 10-K for the fiscal year ended June 30, 2006 accompanies this proxy statement and proxy card. The date this proxy statement is first being mailed to stockholders is approximately December 29, 2006.

OUTSTANDING STOCK AND VOTING RIGHTS

Record Date

The board of directors has fixed the close of business on December 18, 2006 as the record date for determining those stockholders entitled to notice of, and to vote at, the annual meeting. Only stockholders of record on that date will be entitled to vote at the annual meeting.

Shares Outstanding

As of the December 18, 2006 record date, 120,285,104 shares of our common stock, $.01 par value per share, were outstanding. Each share of common stock outstanding entitles the holder to one vote on each proposal submitted to stockholders for consideration at the annual meeting.

Revocation of Proxies

If you submit your proxy card, you have the power to revoke it by notice of revocation directed to the proxy holder at any time before it is voted. Unless you withhold authority in writing, proxies that are properly executed, will be voted “FOR” each of the proposals. Even if you submit a proxy card, you may nevertheless attend the meeting, revoke your proxy and vote in person.

Quorum

A quorum is the minimum number of shares that must be present at the annual meeting, in person or represented by proxy, in order to conduct the business of the meeting. The quorum necessary to conduct business at the annual meeting of stockholders is a majority of the shares of common stock outstanding (60,142,553 shares) as of the record date. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the annual meeting.

Vote Required for Approval

At the annual meeting, directors will be elected by a plurality of votes cast. Only votes cast “FOR” or “AGAINST” will affect the outcome of this proposal. Therefore, the two directors who receive the greatest number of votes cast “FOR” the election of directors will be elected to serve as class C directors.

Adoption of Proposal Two requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy, and entitled to vote on the Proposal.

Adoption of Proposal Three requires the affirmative vote of a majority of the outstanding shares of our common stock entitled to vote on the Proposal.

Adoption of Proposal Four requires the affirmative vote of a majority of the shares of our common stock present at the annual meeting in person or by proxy, and entitled to vote on the Proposal.

Abstentions

Abstentions are considered shares present at the annual meeting in person or by proxy, and will be counted for purposes of determining whether a quorum is present. Abstentions will have no effect on the election of directors, but will have the effect of a vote “AGAINST” Proposals Two, Three and Four.

Broker Non-Votes

If your Viragen shares are held in a brokerage account, in “street name,” and you do not instruct your broker how to vote, your broker may still be permitted to vote your shares. Under applicable rules governing brokers who represent shares held in street name, brokers have the authority to vote those shares on routine matters, but not on non-routine matters. Routine matters include the election of directors (Proposal One), increasing the number of authorized shares (Proposal Three) and ratification of the independent registered public accountants (Proposal Four). Non-routine matters include adoption of an equity compensation plan (Proposal Two). A broker non-vote occurs when shares held in street name are not voted by the broker representing those shares and the proposal is a non-routine matter on which the beneficial owner has not provided voting instructions. Broker non-votes are considered present by proxy for purposes of determining whether a quorum is present at the meeting. Broker non-votes will not affect Proposals One, Three and Four and will not be included in tabulating the results of Proposal Two.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows certain information regarding Viragen voting securities beneficially owned as of the record date, by:

•	each person who is known by us to own beneficially or exercise voting or dispositive control over 5% or more of Viragen’s common stock;

•	each of Viragen’s directors and director nominees;

•	each of Viragen’s named executive officers, as such term is defined in Item 402(a)(3) of Regulation S-K; and

•	all officers and directors as a group.

Under federal securities law, a person is considered a beneficial owner of any securities that the person owns or has the right to acquire beneficial ownership of within 60 days. Beneficial ownership may also attribute shares owned of record by one person to another person, such as the record holder’s spouse, minor children, corporation or other business entity. As of the record date, there were 120,285,104 shares of Viragen common stock, the sole outstanding class of voting securities, outstanding. Except as otherwise indicated, we have been informed that the persons identified in the table have sole voting and dispositive power with respect to their shares.

This table does not give effect to the issuance of up to 110,711,954 shares upon the exercise of outstanding options and warrants, upon the conversion of outstanding convertible notes, convertible debentures or preferred stock, and in the event the remaining shares issuable under our equity compensation plans are issued, except to the extent beneficial ownership of shares is attributable to the named person in accordance with Securities and Exchange Commission rules.

Name of Beneficial Owner	Number of Shares Beneficially Owned
	Total Beneficial Ownership	Shares Currently Outstanding	Shares Acquirable Within 60 Days	Percent of Class
Charles A. Rice (1)	325,000	100,000	225,000	*
Randolph A. Pohlman (2)	20,612	1,112	19,500	*
Robert C. Salisbury (3)	55,250	20,500	34,750	*
Charles J. Simons (4)	37,697	19,447	18,250	*
Carl N. Singer (5)	186,519	153,185	33,334	*
Nancy A. Speck (6)	19,000	—	19,000	*
C. Richard Stafford (7)	119,500	100,000	19,500	*
Dennis W. Healey (8)	195,065	102,565	92,500	*
Nicholas M. Burke (9)	68,750	—	68,750	*
Officers and Directors as a group (9 persons) (10)	1,027,393	496,809	530,584	*

*	less than 1%

(1)	Includes 225,000 shares subject to options either currently exercisable or exercisable by Mr. Rice within 60 days of December 18, 2006.

(2)	Includes 19,500 shares subject to options either currently exercisable or exercisable by Dr. Pohlman within 60 days of December 18, 2006.

(3)	Includes 34,750 shares subject to options either currently exercisable or exercisable by Mr. Salisbury within 60 days of December 18, 2006.

(4)	Includes 18,250 shares subject to options either currently exercisable or exercisable by Mr. Simons within 60 days of December 18, 2006.

(5)	The beneficial ownership attributed to Carl N. Singer includes 79,635 shares of common stock held by various limited partnerships for which Fundamental Management Corporation serves as the general partner. Mr. Singer serves as the chairperson of Fundamental Management Corporation. Also, includes 33,334 shares subject to options either currently exercisable or exercisable by Mr. Singer within 60 days of December 18, 2006.

(6)	Includes 19,000 shares subject to options either currently exercisable or exercisable by Dr. Speck within 60 days of December 18, 2006.

(7)	Includes 19,500 shares subject to options either currently exercisable or exercisable by Mr. Stafford within 60 days of December 18, 2006.

(8)	Includes 92,500 shares subject to options either currently exercisable or exercisable by Mr. Healey within 60 days of December 18, 2006.

(9)	Includes 68,750 shares subject to options either currently exercisable or exercisable by Mr. Burke within 60 days of December 18, 2006.

(10)	Includes 417,174 shares held directly, 79,635 shares held indirectly and 530,584 shares subject to options either currently exercisable or exercisable within 60 days of December 18, 2006.

Lock-Up Agreements

In connection with the closing of our secondary offering of units in November 2006, our officers and directors have agreed that they will not, prior to April 28, 2007, offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of our common stock, warrants or securities convertible into or exchangeable or exercisable for any shares of our common stock, enter into a transaction that would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of our common stock or warrants, whether any of these transactions are to be settled by delivery of our common stock, warrants or other securities, in cash or otherwise, or publicly disclose, unless required by law, the intention to make any offer, sale, pledge or disposition, or to enter into any transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Dawson James Securities, Inc., as underwriter. These agreements are subject to several exceptions. While the underwriter has the right, in its discretion, to release securities from these lock-up agreements, it has advised us that it has no current intention of releasing any securities subject to a lock-up agreement and no agreement has been made between the underwriter and us or between the underwriter and any of our security holders pursuant to which the underwriter has agreed to waive any lock-up restrictions. We have been further advised by the underwriter that any request for the release of securities from a lock-up would be considered by the underwriter on a case-by-case basis, and, in considering any such request, the underwriter would consider circumstances of emergency and hardship.

DIRECTORS AND EXECUTIVE OFFICERS

Name	Age	Position with the Company	Served as Officer and/or Director Since	Class
Charles A. Rice	56	Chief Executive Officer President Director	2004 2004 2004	A
Dennis W. Healey	58	Chief Financial Officer Treasurer Executive Vice President Secretary	1980 1980 1993 1994
Carl N. Singer	90	Chairman of the Board	1997	C
Randolph A. Pohlman	61	Director	2003	B
Robert C. Salisbury	63	Director	1998	A
Charles J. Simons	88	Director	1998	A
Nancy A. Speck	51	Director	2005	B
C. Richard Stafford	70	Director	2003	C
Nicholas M. Burke	35	Vice President Controller	2004 2001

In March 2004, Charles A. Rice was appointed our president and chief executive officer and director of our board. In March 2005, Mr. Rice was appointed president and chief executive officer and director of Viragen International, Inc. From January 2003 to September 2003, Mr. Rice served as group president of KV Pharmaceutical Company, a pharmaceutical company that develops, manufactures and markets and acquires technology-distinguished branded and generic/non-branded prescription pharmaceutical products, with responsibility for commercial activities. From August 1992 to November 2002, Mr. Rice served as president and chief executive officer of Dey, Inc., a division of Germany’s Merck KGaA, where he developed and implemented strategies to create a rapidly growing and profitable business. Mr. Rice has a degree in Biology from Georgia College and extensive business education and experience through training and coursework at a variety of domestic and international universities, in addition to continuous participation in industry organizations.

Dennis W. Healey is a certified public accountant. He has served as our chief financial officer and treasurer since 1980. He was appointed our executive vice president in 1993 and secretary in 1994. Mr. Healey is also executive vice president, treasurer, secretary and a director of Viragen International, Inc.

Carl N. Singer was elected a director of our board in August 1997 and currently serves as chairperson of our board of directors and chairperson of our executive committee. Since 1981, Mr. Singer has served as chairperson of Fundamental Management Corporation, a Florida-based institutional investment company. Mr. Singer has also served as a director, president and CEO of Sealy, Inc., Scripto, Inc. and the BVD Company. Mr. Singer also serves as chairperson of the board of Viragen International, Inc.

Randolph A. Pohlman, PhD., was appointed to our board of directors in December 2003. He currently serves as a member of our executive and audit and finance committees. Since 1995, Dr. Pohlman has served as the Dean of the H. Wayne Huizenga School of Business and Entrepreneurship at Nova Southeastern University. Prior to his arrival at Nova Southeastern University, Dr. Pohlman served as a senior executive at Koch Industries, the second-largest privately held company in the United States from 1990 to 1995. Prior to his tenure at Koch Industries, Dr. Pohlman was associated with Kansas State University, where he served for fourteen years in a variety of administrative and faculty positions, including holding the L.L. McAninch Chair of Entrepreneurship and Dean of the College of Business. Dr. Pohlman also served as a Visiting Research Scholar at the University of California, Los Angeles in 1983, and was a member of the Executive Education Advisory Board of the Wharton School of the University of Pennsylvania.

In March 2004, upon the appointment of Mr. Rice as president and chief executive officer, Robert C. Salisbury resigned his positions as our president and chief executive officer, positions he had held since January 2003. Mr. Salisbury has been a director of our board since December 1998 and serves as chairperson of our nominating and governance committee and as a member of our audit and finance and compensation committees. From 1974 to 1995, Mr. Salisbury was employed by the Upjohn Company serving in several financial related positions. These positions included manager of cash management, internal control and corporate finance from 1975 to 1981. He also served as a vice president from 1985 to 1990, senior vice president from 1991 to 1994, and executive vice president for finance and chief financial officer from 1994 to 1995. Following the merger of Pharmacia and Upjohn, Inc. in 1995, Mr. Salisbury served as executive vice president and chief financial officer until 1998. Mr. Salisbury also serves as a director of Enzon Pharmaceuticals, Inc., a biopharmaceutical company, and a director of Fundamental Management Corporation, a Florida-based institutional investment company.

Charles J. Simons was elected a director of our board in July 1998. He currently serves as chairperson of our audit and finance committee and as a member of our executive and nominating and governance committees. Mr. Simons is an independent management and financial consultant. From 1940 to 1981, he was employed by Eastern Airlines, last serving as vice chairman, executive vice president and as a director. Mr. Simons is the vice-chairman of the board of G.W. Plastics, Inc., a plastic manufacturer. Mr. Simons is also a director of Diasa, Inc. and Renal CarePartners, Inc.

On February 7, 2005, our board of directors of Viragen appointed Professor Nancy A. Speck, Ph.D. as a director. Dr. Speck also serves as a member of our nominating and governance committee. Dr. Speck is a distinguished professor and researcher in the field of cancer at Dartmouth Medical School and holds the James J. Carroll Chair in Oncology. Dr. Speck moved to Dartmouth Medical School in 1989 as an Assistant Professor. She is currently a Professor of Biochemistry, the Associate Director for Basic Science at the Norris Cotton Cancer Center at Dartmouth and holds the prestigious James J. Carroll Chair in Oncology.

C. Richard Stafford was appointed to our board of directors in June 2003. He currently serves as a member of our audit and finance committee and chairperson of our compensation committee. Since 2001, Mr. Stafford has served on the boards of directors of several companies. He currently serves as a director of Derma Sciences, Inc., a manufacturer and supplier of wound and skin care products. From 1977 to 2001, Mr. Stafford was vice president responsible for worldwide mergers and acquisitions for Carter-Wallace, Inc., a former New York Stock Exchange listed international pharmaceutical, diagnostics, and toiletries company. From 1974 to 1977, Mr. Stafford was president of Caithness Corporation, an oil, gas and mineral exploration firm. From 1971 to 1974, he served as a vice president of corporate finance at the global investment banker, Bear Stearns. Mr. Stafford also served as director of corporate development of the Bristol-Myers Company from 1966 to 1971, and as an associate at Milbank, Tweed, Hadley & McCloy from 1960 to 1965. He is a cum laude graduate of Harvard College and a graduate of Harvard Law School.

Nicholas M. Burke is a certified public accountant and joined us as our controller in October 2001. He was appointed vice president in March 2004. Prior to joining us, Mr. Burke served as corporate controller of SmartDisk Corporation, a computer peripherals technology company, from October 1999 to October 2001. From September 1994 until September 1999, Mr. Burke was a senior member of the audit staff of Ernst & Young LLP, our independent registered public accounting firm, concentrating his practice in the computer technology and biotechnology industries.

There is no family relationship between any of the officers and directors.

During the fiscal year ended June 30, 2006, our board of directors met on ten occasions.

We have not adopted a formal policy on board members’ attendance at our annual meetings of stockholders, although all board members are encouraged to attend. Randolph A. Pohlman, Robert C. Salisbury and C. Richard Stafford attended our 2005 annual meeting of stockholders.

Security Holder Communications with our Board of Directors

Viragen provides an informal process for security holders to send communications to our board of directors. Security holders who wish to contact the board of directors or any of its members may do so by writing to Viragen, Inc., 865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324. Correspondence directed to an individual board member is referred, unopened, to that member. Correspondence not directed to a particular board member is referred, unopened, to the Chairman of the Board.

Committees of the Board of Directors

Our board of directors has established an executive committee, an audit and finance committee, a compensation committee and a nominating and governance committee. All committees operate under a written charter adopted by the board of directors. The following table identifies the members of our board of directors who serve on each of those committees.

Name	Executive Committee		Audit and Finance Committee		Compensation Committee		Nominating and Governance Committee
Carl N. Singer	X	*
Randolph A. Pohlman	X		X
Robert C. Salisbury			X		X		X	*
Charles J. Simons	X		X	*			X
Nancy A. Speck							X
C. Richard Stafford			X		X	*

*	Chairperson

Executive Committee

The executive committee acts for the full board of directors during intervals between board of directors meetings, except on matters which by law may not be delegated or have otherwise been delegated to other committees of the board. The executive committee will meet as necessary. All actions by the committee are reported at the next board of directors meeting. During the fiscal year ended June 30, 2006, the executive committee met on four occasions.

Audit and Finance Committee

Our audit and finance committee was organized as a separately designated committee of our board of directors in February 1998. Each member of our audit and finance committee is “independent” within the meaning of Rule 10A-3 under the Securities Exchange Act of 1934 and satisfies the independence standards of Section 121A of the Rules of the American Stock Exchange.

The role of our audit and finance committee is to assist our board of directors in monitoring (a) the integrity of our financial statements, (b) our compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications, independence, and fees, (d) the development, implementation and performance of our internal control function and (e) the performance of our independent registered public accounting firm. Our audit and finance committee is also charged with selecting on an annual basis our independent registered public accounting firm.

A copy of the audit and finance committee charter was filed as Appendix A to our proxy statement for our 2004 annual meeting of stockholders and is available on our website at www.viragen.com.

Audit Committee Financial Expert

Our board of directors has determined that our “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K is Charles J. Simons. In general, an “audit committee financial expert” is an individual member of the audit committee who (a) understands generally accepted accounting principles and financial statements, (b) is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves, (c) has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to the company’s financial statements, (d) understands internal control over financial reporting and (e) understands audit committee functions.

An “audit committee financial expert” may qualify as such through: education and experience as a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person serving similar functions; experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or, other relevant experience.

Report of the Audit and Finance Committee

The audit and finance committee reviews our financial reporting process on behalf of the board of directors. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. In this context, the committee has met and held discussions with management and our independent registered public accounting firm. Management represented to the committee that Viragen’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). In addition, the committee has discussed with the independent registered public accounting firm, the firm’s independence from us and our management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees).

The committee discussed with our independent registered public accounting firm the overall scope and plans for their respective audit. The committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their quarterly reviews and annual audits, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors, and the board of directors has approved, that the audited consolidated financial statements be included in Viragen’s annual report on Form 10-K for the fiscal year ended June 30, 2006, for filing with the Securities and Exchange Commission.

/s/ Charles J. Simons (Chairperson)

/s/ Randolph A. Pohlman

/s/ Robert C. Salisbury

/s/ C. Richard Stafford

During the fiscal year ended June 30, 2006, the audit and finance committee met on seven occasions.

Compensation Committee

The compensation committee was organized in February 2001. Under its amended charter adopted in 2005, the compensation committee is to consist of not less than two members. Each member of the compensation committee satisfies the independence standards of Section 121A of the Rules of the American Stock Exchange.

The compensation committee was formed to advise and make recommendations to the board of directors with respect to (a) compensation payable to our executive officers and non-employee directors, (b) incentive and equity-based compensation plans, including stock option plans in which officers, non-employee directors or employees are eligible to participate and (c) arrangements with executive officers and other key officers relating to their employment relationship with us. The compensation committee is also authorized, along with the board of directors, to make awards under our equity compensation plans; provided that awards under our 2006 Equity Compensation Plan may be made to non-employee directors only the board of directors.

During the fiscal year ended June 30, 2006, the compensation committee met on two occasions.

Report of the Compensation Committee

The following report of the compensation committee of our board of directors and the performance graphs included elsewhere in this proxy statement do not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filings by us under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate this report or the performance graphs by reference therein.

Compensation Philosophy and Objectives

The goals of our compensation committee’s policies are to attract, retain and reward executive officers who contribute to our success, to align executive officer compensation with our performance and to motivate executive officers to achieve our business objectives. We use salary, bonus compensation and equity awards, primarily consisting of option grants, to attain these goals. The compensation committee reviews compensation surveys and other data to enable the compensation committee to compare our compensation package with that of similarly-sized biopharmaceutical companies.

Components of Executive Compensation

The basic components of executive compensation are:

•	Annual cash compensation, specifically, base salary and bonus; and

•	Long-term incentive compensation, primarily consisting of stock options.

Annual Cash Compensation - Base Salary and Bonus

The purpose of base salary is to create a secure base of cash compensation for executives that is competitive with the market. Executives’ salary increases do not follow a preset schedule or formula; however, the following will be considered when determining appropriate salary levels and increases: the individual’s current and sustained performance results and the methods utilized to achieve such results; and non-financial performance indicators to include strategic developments for which an executive has responsibility and managerial performance.

We exercise discretion in making salary decisions taking into account, among other things, each individual’s performance and our overall performance. With regard to individual performance of executive officers other than the chief executive officer, we rely to a large extent on the chief executive officer’s evaluations of each individual executive officer’s performance.

During our fiscal year ended June 30, 2006 the compensation committee did not make determinations as to the salary paid to our chief executive officer or other executive officers inasmuch as salary payable to such persons was previously fixed by the terms of employment agreements with those individuals.

Except as noted below, we are under no obligation to pay bonuses to our chief executive officer or other executive officers, and during our fiscal year ended June 30, 2006, the compensation committee did not exercise its discretion by awarding bonuses. Notwithstanding the foregoing, the employment agreement with our chief executive officer, which was approved by the compensation committee, provides for an incentive bonus program. The incentive bonus program, which is reevaluated annually by the compensation committee, is determined following the end of each calendar year and is based upon performance and the achievement of milestones agreed upon with the chief executive officer. The amount of incentive bonus payable to our chief executive officer for calendar year 2006 has not yet been determined, however, in April 2006, the compensation committee recommended to the board of directors the payment of an incentive bonus to our chief executive officer, subject to the attainment of targeted milestones, of not less than $75,000.

Long-Term Incentive Compensation – Equity Awards

Long-term incentives comprise a portion of the total compensation package for executives. The form of long-term incentives that has been used in the past for executives is stock options, and stock options may be used going forward along with other equity awards permitted under our 2006 Equity Compensation Plan (subject to receipt of stockholder approval).

During our fiscal year ended June 30, 2006, the compensation committee approved the grant of options to purchase 843,000 shares under our 2006 Equity Compensation Plan (the exercise of which are subject to receipt of stockholder approval for the plan), of which, options to purchase 150,000 shares were granted to our chief executive officer and options to purchase 100,000 shares and 75,000 shares were granted to our executive vice president and vice president, respectively. In awarding these options, the compensation committee recognized that the value of existing options granted to these individuals was minimal in as much as the exercise prices were significantly out of the money and therefore, these individuals did not have a meaningful incentives in the form of equity in our company. The compensation committee believed that the grant of these options would provide appropriate incentives to these executive officers. Based upon its evaluation of the potential realizable value of the options granted to these executive officers, the compensation committee did not believe that the number of options granted was excessive relative to the number of our outstanding shares or when measured against the benefit to us of the incentives provided to these executives.

The amount of future awards and the terms and conditions of those awards will be determined for each executive based on individual performance and potential, history of past grants, time in current job and level of, or significant changes in, responsibility. The purpose of stock options is to provide equity compensation whose value is directly related to the creation of share-owner value. Stock options provide executives a vehicle to increase equity ownership and share in the appreciation of the value of our common stock.

/s/ C. Richard Stafford (Chairperson)

/s/ Robert C. Salisbury

Nominating and Governance Committee

The nominating and governance committee was organized in November 2003. Under its charter, the nominating and governance committee is to consist of not less than two members. Each member of the nominating and governance committee satisfies the independence standards of Section 121A of the Rules of the American Stock Exchange.

The nominating and governance committee was formed to (1) to assist the board of directors by identifying individuals qualified to become board members, and to recommend for selection by the board of directors the director nominees to stand for election for the next annual meeting of our stockholders; (2) to recommend to the board of directors director nominees for each committee of the board of directors; (3) to oversee the evaluation of the board of directors and management, and (4) to develop and recommend to the board of directors a set of corporate governance guidelines and code of business conduct and ethics.

The nominating and governance committee is responsible for selecting those individuals to recommend to the entire board of directors for election to the board. The committee will consider candidates for directors proposed by security holders. The nominating and governance committee has no formal procedures for submitting candidates and, until otherwise determined, accepts written submissions that include the name, address and telephone number of the proposed nominee, along with a brief statement of the candidate’s qualifications to serve as a director. If the proposed nominee is not the security holder submitting the name of the candidate, a letter from the candidate agreeing to the submission of his or her name for consideration should be provided at the time of submission. If the committee believes it to be appropriate, committee members may meet with the proposed nominee before making a final determination whether to recommend the individual as a nominee to the entire board of directors to stand for election to the board.

The nominating and governance committee identifies director nominees through a combination of referrals, including by management, existing board members and security holders, and direct solicitations, where warranted. Once a candidate has been identified the nominating and governance committee reviews the individual’s experience and background, and may discuss the proposed nominee with the source of the recommendation.

Among the factors that the committee considers when evaluating proposed nominees are their experience in the biopharmaceutical industry, knowledge of and experience with regulatory processes, particularly those relating to the Food and Drug Administration and its international counterparts, and knowledge of and experience in business matters, finance, capital markets and mergers and acquisitions. The committee may request references and additional information from the candidate prior to reaching a conclusion. The committee is under no obligation to formally respond to recommendations, although as a matter of practice, every effort is made to do so.

The nominating and governance committee received no security holder recommendations for nomination to the board of directors in connection with the 2006 annual meeting of stockholders. There are two director nominees for the 2006 annual meeting of stockholders. Carl N. Singer and C. Richard Stafford are incumbent directors standing for reelection.

During the fiscal year ended June 30, 2006, the nominating and governance committee met on one occasion.

Limitation on Director’s Services on Other Boards

Section 3.3 of Viragen’s amended and restated bylaws provides that directors may sit on a maximum of five boards in addition to that of Viragen. The chief executive officer may sit on a maximum of two additional boards. This limitation does not apply to board participation in recognized charitable organizations.

Code of Ethics

We have adopted a Code of Ethics for Senior Finance Personnel (“Code of Ethics”) that applies to our chief executive officer, chief financial officer, controller, and persons performing similar functions. We have also adopted a Business Ethics and Conflict of Interest Statement (“Business Ethics and Conflict of Interest Statement”) that applies to directors, executive officers and employees of Viragen and its subsidiaries. The Code of Ethics and Business Ethics and Conflict of Interest Statement are available on our web site, free of charge, at www.viragen.com under the “Corporate Governance” section. We will also provide a copy of this document, free of charge, upon request. Any amendments to, or waivers of, the Code of Ethics will be disclosed on our website or on Form 8-K promptly following the date of such amendment or waiver. No waivers of the provisions of our Code of Ethics were requested or granted during the fiscal year ended June 30, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of the information described in Item 405 of Regulation S-K, no director, officer or beneficial owner of more than 10% of Viragen’s common stock failed to file on a timely basis, reports required by Section 16(a) of the Exchange Act during the fiscal year ended June 30, 2006.

EXECUTIVE COMPENSATION

The following table includes information for the last three fiscal years concerning the compensation of (a) Viragen’s chief executive officer during our fiscal year ended June 30, 2006 (“CEO”); and (b) Viragen’s four most highly compensated executive officers other than the CEO who were serving as executive officers as of June 30, 2006, whose total annual salary and bonus is $100,000 or more.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
				Awards
				Securities Underlying Options/SARs (#)
	Fiscal Year

Name and Principal Position		Salary ($)	Bonus ($)
Charles A. Rice	2006	$300,000	$—	150,000
CEO, President and Director	2005	300,000	—	—
	2004	78,750	—	150,000

Dennis W. Healey	2006	$210,000	—	100,000
Executive V.P., CFO,	2005	205,000	—	—
Secretary and Treasurer	2004	200,000	35,000	—

Nicholas M. Burke	2006	$145,000	—	75,000
V.P. and Controller	2005	145,000	20,000	—
	2004	120,000	—	20,000

Employment Agreements

Executive officers are appointed annually and, except to the extent governed by employment contracts, serve at the discretion of the board of directors.

In March 2004, Charles A. Rice was appointed president and chief executive officer. Mr. Rice entered into a three year employment agreement with Viragen. Following the initial three-year term, the agreement is automatically extended for an additional year on each anniversary unless either party provides at least ninety days notice of their intent not to extend. The agreement provides for a base salary of $300,000 per year and an incentive bonus. The incentive bonus is based upon performance and achievement of agreed standards, including achievement of targeted Multiferon® sales levels, international Multiferon® marketing milestones, including licensing agreements, and qualitative performance evaluations. The incentive bonus program is reevaluated by the board of directors each calendar year. In calendar 2006, the board of directors recommended an annual incentive bonus, which if targeted milestones are achieved, will not be less than $75,000. Mr. Rice also was granted options to purchase 150,000 shares of our common stock, exercisable at $2.10 per share for a five year period from their vest date. These options vest as follows:

•	50,000 upon the effective date of the employment agreement;

•	50,000 upon the first anniversary of the effective date;

•	25,000 when, and if, the volume weighted average price of our common stock trades at or above $5.00 per share for thirty consecutive trading days;

•	25,000 when, and if, the volume weighted average price of our common stock trades at or above $10.00 per share for thirty consecutive trading days; and

•	with regard to the 50,000 price based vesting, in their entirety upon the tenth anniversary of the effective date.

Mr. Healey serves as executive vice president, chief financial officer, secretary and treasurer of Viragen. On March 1, 2001, Mr. Healey entered into a two year employment agreement. Following the initial two year term, the agreement was and will continue to be automatically extended for one additional year on each anniversary unless either party provides at least 90 days notice of their intent not to renew. Under this agreement, Mr. Healey currently receives an annual salary of $210,000. Mr. Healey is entitled to participate in all employee benefit programs generally available to all employees. In the event Mr. Healey’s employment is terminated without cause, he is entitled to receive the greater of two years compensation and benefits or compensation and benefits through the remainder of the employment term under the agreement.

Mr. Healey’s employment agreement contains a provision that in the event Viragen were to spin-off or split-off any present or future subsidiaries, he would be entitled to receive a certain number of options in the spun-off company. The number of options he would receive would be based on a formula reflecting his then current option position relative to the fully diluted common stock of Viragen then outstanding. The pricing of the new options would be based on the relationship of the exercise price of his existing options with the fair market value of Viragen’s stock at the date of the transaction.

In October 2001, Mr. Burke joined Viragen as Controller. Upon his employment, Mr. Burke entered into a two year employment agreement, which currently provides for an annual salary of $145,000. Following the initial two year term of his employment agreement, the agreement was and will continue to be automatically extended for one additional year on each anniversary unless either party provides at least 90 days notice of their intent not to extend. Mr. Burke is entitled to participate in all employee benefit programs generally available to all employees. In the event Mr. Burke’s employment is terminated without cause, he is entitled to receive the greater of two years compensation and benefits or compensation and benefits through the remainder of the employment term under the agreement.

Option/SAR Grants in Last Fiscal Year

The following table includes information as to the grant of options to purchase shares of our common stock during our fiscal year ended June 30, 2006 to each person named in the Summary Compensation Table.

	Individual Grants				Potential Realized Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (1)

	Number of Securities Underlying Options/SARs Granted (#)	% of Total Options/SARs Granted to Employees in Fiscal Year	Exercise or Base Price ($/Share)	Expiration Date

Name					5%	10%
Charles A. Rice	75,000	8.9%	$0.57	4/7/11	$11,811	$26,099
Charles A. Rice	75,000	8.9	0.57	4/7/12	14,539	32,894
Dennis W. Healey	50,000	5.9	0.57	4/7/11	7,874	17,400
Dennis W. Healey	50,000	5.9	0.57	4/7/12	9,693	21,989
Nicholas M. Burke	37,500	4.4	0.57	4/7/11	5,906	13,050
Nicholas M. Burke	37,500	4.4	0.57	4/7/12	7,270	16,492

(1)	This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future common stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercise of stock options will depend on the future performance of our common stock.

Option Exercises and Holdings

The following table includes information as to the exercise of options to purchase shares of our common stock during our fiscal year ended June 30, 2006 by each person named in the Summary Compensation Table and the unexercised options held as of June 30, 2006.

Aggregated Option/SAR Exercises in Last Fiscal Year and Fiscal Year End Option Values

	Shares Acquired on Exercise (#)	Value Realized ($)	Number of Securities Underlying Unexercised Options at FY End (#)		Value of Unexercised In-The-Money Options at FY End ($)

Name			Exercisable	Unexercisable	Exercisable	Unexercisable
Charles A. Rice	—	$—	175,000	125,000	$—	$—
Dennis W. Healey	—	—	92,500	50,000	—	—
Nicholas M. Burke	—	—	70,000	37,500	—	—

Director Compensation

In March 2004, the board of directors approved and implemented a modified structure for non-employee director compensation. Compensation received by individual directors may vary depending upon committee membership and participation and number of meetings attended. The approved fees provide:

•	Attendance fee per meeting of the board of directors: $1,500

•	Audit and finance committee:

•	Chairperson annual retainer - $10,000

•	Committee member annual retainer - $5,000

•	Attendance fee per meeting - $750

•	Executive committee, nominating and governance committee and compensation committee:

•	Chairperson of the nominating and governance committee and compensation committee annual retainer - $5,000

•	Committee member annual retainer - $2,500

•	Attendance fee per meeting - $750

All attendance fees are reduced by one-half for telephonic attendance.

Commencing in March 2000, Mr. Carl N. Singer receives $100,000 per year for his services as chairperson of the board of directors and chairperson of the executive committee. He receives no other director fees.

On April 7, 2006, each non-employee director received 33,000 options to purchase shares of our common stock under our 2006 Equity Compensation Plan. The exercise price of each option is $0.57 per share, and each option vests half upon the date of issuance and the remaining half upon the first anniversary of the date of issuance. No shares issuable upon exercise of the options can be issued until the 2006 Equity Compensation Plan is approved by our stockholders (see Proposal Two).

1995 Amended Stock Option Plan

On May 15, 1995 the board of directors adopted, subject to approval by the stockholders, a stock option plan, called the 1995 Stock Option Plan. The board of directors reserved 400,000 shares of common stock under the 1995 Stock Option Plan. On September 22, 1995, the board of directors amended the 1995 Stock Option Plan to define certain terms and clarify the minimum exercise price of the non-qualified options. Viragen stockholders ratified the 1995 Stock Option Plan at the annual meeting held on December 15, 1995. The 1995 Stock Option Plan expired in May 2005. This expiration did not affect the validity of outstanding stock options previously granted under the 1995 Stock Option Plan.

1997 Amended Stock Option Plan

On January 27, 1997 the board of directors adopted, subject to approval by the stockholders, a stock option plan called the 1997 Stock Option Plan. Viragen stockholders ratified the 1997 Stock Option Plan at the annual meeting held on February 28, 1997. On April 24, 1998 the board of directors adopted, subject to ratification by the stockholders, an amendment to the 1997 Stock Option Plan. This amendment reserved an additional 100,000 shares of common stock for issuance under the plan. On July 31, 1998, the stockholders ratified this amendment to the 1997 Stock Option Plan. This amendment brought the total shares reserved under the 1997 Stock Option Plan to 400,000 shares. As of June 30, 2006, there were 158,676 shares available under the 1997 Stock Option Plan.

The board of directors may amend, suspend or terminate the 1997 Stock Option Plan at any time. However, no amendment can be made which changes the minimum purchase price, except in the event of adjustments due to changes in Viragen’s capitalization. Unless the 1997 Stock Options Plan has been suspended or terminated by the board of directors, the plan will expire on January 27, 2007. The termination or expiration of the plan would not affect the validity of any plan options previously granted.

The compensation committee of the board of directors and the board of directors currently administer the 1997 Stock Option Plan. Administration of the plan includes determining:

•	the persons who will be granted plan options,

•	the type of plan options to be granted,

•	the number of shares subject to each plan options, and

•	the exercise price of plan options.

Stock options granted under the 1997 Stock Option Plan may qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended. In addition, the plan also includes a reload option provision. This provision permits an eligible person to pay the exercise price of the plan option with shares of common stock owned by the eligible person. The person then receives a new plan option to purchase shares of common stock equal in number to the tendered shares. Any incentive option, which is granted under the plan must provide for an exercise price of not less than 100% of the fair market value of the underlying shares, on the date of such grant. The exercise price of any incentive option granted to an eligible employee owning more than 10% of our common stock must be at least 110% of the fair market value, as determined on the date of the grant. The board of directors or the compensation committee determine the term of stock options granted under the plan and the manner in which they may be exercised. No stock options granted under the plan may be exercisable more than 10 years after the date of its grant. In the case of an incentive option granted to an eligible employee owning more than 10% of Viragen’s common stock, no plan option may be exercisable more than five years after the date of the grant.

Officers, directors, key employees and consultants of Viragen and its subsidiaries are eligible to receive non-qualified options under the 1997 Stock Option Plan. Only officers, directors and employees who are employed by Viragen or by any of its subsidiaries are eligible to receive incentive options.

Incentive options are non-assignable and nontransferable, except by will or by the laws of descent and distribution during the lifetime of the optionee. Only the optionee may exercise incentive options. Under an amendment to the 1997 stock option plan, non-qualified options may be transferable under limited circumstances for estate planning, if authorized by the board of directors or the compensation committee. If an optionee’s employment is terminated for any reason, other than his or her death or disability, or if an optionee is not an employee but is a member of Viragen’s board of directors and his or her service as a director is terminated for any reason, other then death or disability, the plan option granted will lapse to the extent unexercised on the earlier of the expiration date or 90 days following the date of termination. If the optionee dies during the term of his or her employment, the plan option granted will lapse to the extent unexercised on the earlier of the expiration date of the plan option or the date one year following the date of the optionee’s death. If the optionee is permanently and totally disabled, the plan option granted lapses to the extent unexercised on the earlier of the expiration date of the option or one year following the date of the disability.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee during the last completed fiscal year (a) was an officer or employee of Viragen or any of its subsidiaries, (b) was formerly an officer or employee of Viragen or any of its subsidiaries, or, (c) had any relationship requiring disclosure by Viragen under any paragraph of Item 404 of Regulation S-K.

Stock Price Performance Graph

The following graph compares the percentage change in the cumulative total stockholder return on our common stock during the period from June 30, 2001 through June 30, 2006, with the cumulative total return on the AMEX Market Value Index and the NASDAQ Biotechnology Index.

COMPARISION OF 5 YEAR CUMULATIVE TOTAL RETURN*

AMONG VIRAGEN, INC., THE AMEX MARKET VALUE (U.S. & FOREIGN) INDEX

AND THE NASDAQ BIOTECHNOLOGY INDEX

Certain Relationships and Related Transactions

None.

PROPOSAL ONE:

ELECTION OF DIRECTORS

On February 28, 1997, we amended our certificate of incorporation and established a classified board of directors commencing with the 1997 annual meeting of stockholders. Accordingly, at each annual meeting, only directors of a particular class are elected. Each director holds office for a three-year term expiring immediately following the annual meeting of stockholders held three years following the annual meeting of stockholders at which he or she was elected. At each annual meeting of stockholders, a slate of directors selected by the board of directors will stand for election to serve as a director of the respective class whose term has expired.

At the 2006 annual meeting of stockholders, stockholders will be asked to elect two class C directors, to hold office until their successors are elected at the 2009 annual meeting of stockholders.

The following table identifies the two class C director nominees, their current positions with Viragen, the year, if applicable, in which they became directors and other related information.

Nominees For Election

Name	Age	Position with the Company	Served as Officer and/or Director Since	Class
Carl N. Singer	90	Chairman of the Board	1997	C
C. Richard Stafford	70	Director	2003	C

Board Recommendation and Vote Required for Approval

The board of directors recommends that stockholders vote “FOR” the election of the nominees for the class C directors. Directors are elected by a plurality of votes cast at the annual meeting in person or by proxy. Only votes cast “FOR” or “AGAINST” director nominees will be counted.

PROPOSAL TWO:

APPROVAL OF VIRAGEN’S 2006 EQUITY COMPENSATION PLAN

On April 7, 2006 the board of directors adopted, subject to the approval of the stockholders, the 2006 Equity Compensation Plan, or the 2006 Plan. The board of directors reserved 4 million shares of common stock under the 2006 Plan. As of December 18, 2006, 292,533 shares were subject to options under Viragen’s existing or expired stock option plans and 162,926 shares remained available for grant under those plans.

The board of directors believes that appropriate equity incentives are critical to attracting and retaining qualified employees in its industry. The approval of this proposal will enable us to continue to provide such incentives. The 2006 Plan is administered by our compensation committee and our board of directors, although awards to non-employee directors may be made only by our board of directors.

Equity Compensation Plan Information

The following table reflects certain information about our common stock that may be issued upon the exercise of options, warrants and rights under our existing equity compensation plans as of June 30, 2006. The table does not include our 2006 Equity Compensation Plan that is the subject of Proposal Two.

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders (1)	296,783	$4.46	158,676
Equity compensation plans not approved by security holders (2)	7,500	38.70	0

Total	304,283	$4.96	158,676

(1)	Consists of our 1995 and 1997 Stock Option Plans.

(2)	Includes (a) 2,500 warrants issued to a strategic partner exercisable at $110 per share, which expired in August 2006 and (b) 5,000 warrants issued to a consultant, exercisable at $5.00 per share (as to 2,500 warrants) and $1.10 per share (as to 2,500 warrants), expiring on various dates from August 2007 through February 2009.

Key Features of the 2006 Equity Compensation Plan

•	Our compensation committee and our board of directors administer the 2006 Plan;

•	Persons eligible to participate in the 2006 Plan are our employees, officers, directors and consultants, as well as those of our subsidiaries;

•	4 million shares are authorized for grant under the 2006 Plan;

•	Awards may not be granted later than 10 years from the effective date of the 2006 Plan;

•	Awards may be stock options, stock appreciation rights, restricted stock, and other stock-based awards;

•	Stock options granted under the 2006 Plan may be either incentive stock options or nonqualified stock options. Incentive stock options may be granted only to our employees or those of a subsidiary and must qualify with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended;

•	The 2006 Plan permits awards of stock appreciation rights as a means to allow the participants to exercise their stock options without the need to pay the exercise price in cash, receiving upon exercise of their options, a number of shares of common stock equal to the stock appreciation value divided by the fair market value of the common stock on the date exercised;

•	Awards may include the grant of restricted stock awards above or in addition to other awards under the 2006 Plan;

•	The compensation committee or the board of directors determine the material terms of each award under the 2006 Plan, including the number of shares subject to the award, the exercise price of options, the consideration to be received by us for awards under the plan; however, awards to non-employee directors and the terms thereof may be made only by the board of directors;

•	Unless otherwise terminated by the board of directors, the 2006 Plan will continue to remain effective until the earlier of ten years or until no further awards may be granted and all awards granted under the 2006 Plan are no longer outstanding.

Summary of the 2006 Plan

The following is a summary of the material terms of the 2006 Plan. It is qualified in its entirety by the specific language of the 2006 Plan, which is included as an appendix to this proxy statement and which is available to any stockholder upon request.

On April 7, 2006 the board of directors adopted, subject to the approval of our stockholders, the 2006 Plan, and reserved 4 million shares of common stock for issuance under the 2006 Plan. The 2006 Plan is administered by the compensation committee and the board of directors. Administration of the 2006 Plan includes determining:

•	those eligible participants who will receive awards,

•	the type of plan awards to be made,

•	the number of shares subject to each plan award, whether options will be incentive stock options or non-qualified stock options and the exercise price of plan options,

•	the material terms and conditions of awards, and

•	the consideration to be received by us in connection with awards under the plan.

The 2006 Plan provides for the grant of (a) stock options, (b) stock appreciation rights, (c) restricted stock awards and (d) other stock based awards. No formulae have been adopted for determining the number of shares covered by the 2006 Plan that may be awarded to any particular eligible participant and the administrators of the 2006 Plan have complete discretion to determine the number of shares that may be awarded to each eligible participant.

Stock options granted under the 2006 Plan may be either incentive stock options or nonqualified stock options. Any incentive stock option granted under the 2006 Plan must qualify with the provisions of Section 422 of the Internal Revenue Code of 1986, as amended. No stock option granted under the 2006 Plan may be granted at less than 100% of the fair market value of our common stock on the date of grant; provided, however, that the exercise price of an incentive stock option grant to a 10% or larger stockholder can not be less than 110% of the fair market value on the grant date. All incentive stock options must be exercised within ten years of the date of grant or within five years in the case of a 10% or larger stockholder.

Stock options granted under the 2006 Plan may be exercised in whole or in part any time during the term of the stock option following written notice to us accompanied by payment in full of the purchase price, which shall be in cash or, if provided in an individuals grant agreement, either in shares of common stock (including restricted stock or other contingent awards under the 2006 Plan) or partly in cash and partly in common stock, or other means the board of directors or its designee may determine that is consistent with the 2006 Plan’s purpose and applicable law.

Except as may be provided in an individual grant agreement, no stock option granted may be transferred by the holder other than by will or by the laws of distribution, and all stock options granted must be exercised by the option holder during his or her lifetime or, to the extent of legal incapacity or incompetence, by the holders legal guardian or legal representative. If a holder terminates by reason of disability, unless otherwise provided on the holders agreement, the stock option shall automatically terminate, except any vested portion of the grant shall be exercisable for a period of one year or expiration of the stated term of the grant, whichever is shorter. If the holders employment is terminated for any reason other than death of disability, the stock option will automatically terminate unless employment was terminated by us without cause or due to normal retirement, then the vested portion of the grant at the date of termination may be exercised for the lesser of three months from termination or the balance of the stock option term.

The board of directors or its designee may grant stock appreciation rights to 2006 Plan participants who have been or are being granted stock options as a means to allow the participants to exercise their stock options without the need to pay the exercise price in cash. In the case of an incentive stock option, the stock appreciation right must be granted at the time of the stock option grant. Stock appreciation rights may be exercised only if provided in an individuals grant agreement and by surrendering the applicable portion of their related stock option. Upon the exercise and surrender, the holder shall be entitled to receive a number of shares of common stock equal to the stock appreciation value divided by the fair market value of the common stock on the date exercised.

The 2006 Plan provides for the grant of restricted stock awards either above or in addition to other awards under the plan. Restricted stock granted under the 2006 Plan shall constitute issued and outstanding common stock for corporate purposes. The holders of the restricted stock have the right to vote their shares and retain cash dividends, if any, and exercise all rights and privileges of a holder of the common stock with the exception that:

•	the holder is not entitled to physical delivery of the stock certificates until the restriction period has expired and all other vesting requirements have been fulfilled;

•	we shall retain custody of the stock certificates during the restriction period;

•	other than regular cash dividends, we will retain custody of all distributions;

•	a breach of any restrictions, terms or conditions contained in the 2006 Plan or established by the board of directors will cause forfeiture of the restricted stock and any related retained distributions.

Unless otherwise terminated by the board of directors, the 2006 Plan shall continue to remain effective until the earlier of ten years or until no further awards may be granted and all awards granted under the 2006 Plan are no longer outstanding.

Options Granted

On April 7, 2006, our board of director awarded options to purchase an aggregate of 843,000 shares to the following directors, officers and/or employees, in the amounts indicated:

	Potential Realizable Dollar Value (1)		Number of Shares Subject to Options
Name and Position	5%	10%
Charles A. Rice, President and CEO	$26,350	$59,084	150,000
Dennis W. Healey, Executive Vice President and CFO	17,567	39,389	100,000
Nicholas M. Burke, Vice President and Controller	13,175	29,542	75,000
Executive Group	57,092	128,014	325,000
Non-Executive Director Group	34,782	77,990	198,000
Non-Executive Officer Employee Group	56,214	126,045	320,000

(1)	This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the SEC and do not represent our estimate or projection of future common stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect non-transferability, vesting or termination provisions. The actual gains, if any, on the exercise of stock options will depend on the future performance of our common stock.

The exercise price of each option is $0.57 per share, and each option vests half upon the date of grant and the remaining half upon the first anniversary of the date of grant. No shares issuable upon exercise of the options can be issued unless and until the 2006 Equity Compensation Plan is approved by our stockholders. This Proposal seeks stockholder approval of our 2006 Equity Compensation Plan. As of December 18, 2006, there were 3,157,000 shares of common stock available under the 2006 Plan.

Inasmuch as awards under the 2006 Plan have been and may be made to our executive officers and members of our board of directors, including director nominees, such individuals may be deemed to have an interest in the outcome of Proposal Two.

Federal Income Tax Consequences

Incentive Stock Options

An optionee recognizes no taxable income for regular income tax purposes as the result of the grant or exercise of an incentive stock option. Optionees who do not dispose of their shares for two years following the date the incentive stock option was granted or within one year following the exercise of the option will normally recognize a long-term capital gain or loss equal to the difference, if any, between the sale price and the purchase price of the shares. If an optionee satisfies both such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes. If an optionee disposes of shares either within two years after the date of grant or within one year from the date of exercise (referred to as a “disqualifying disposition”), the difference between the fair market value of the shares on the exercise date and the option exercise price (not to exceed the gain realized on the sale if the disposition is a transaction with respect to which a loss, if sustained, would be recognized) will be taxed as ordinary income at the time of disposition. Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. A capital gain or loss will be long-term if the optionee’s holding period is more than 12 months. Any ordinary income recognized by the optionee upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. The difference between the option exercise price and the fair market value of the shares on the exercise date of an incentive stock option is an adjustment in computing the optionee’s alternative minimum taxable income and may be subject to an alternative minimum tax which is paid if such tax exceeds the regular tax for the year. Special rules may apply with respect to certain subsequent sales of the shares in a disqualifying disposition, certain basis adjustments for purposes of computing the alternative minimum taxable income on a subsequent sale of the shares and certain tax credits which may arise with respect to optionees subject to the alternative minimum tax.

Nonqualified Stock Options and Stock Appreciation Rights

Nonqualified stock options and stock appreciation rights have no special tax status. A holder of these awards generally does not recognize taxable income as the result of the grant of such award. Upon exercise of a nonqualified stock option or stock appreciation right, the holder normally recognizes ordinary income in an amount equal to the difference between the exercise price and the fair market value of the shares on the exercise date. If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of stock acquired by the exercise of a nonqualified stock option or stock appreciation right, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as capital gain or loss. A capital gain or loss will be long-term if the holding period of the shares is more than 12 months. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonqualified stock option or stock appreciation right, except to the extent such deduction is limited by applicable provisions of the Code or the regulations thereunder. No tax deduction is available to us with respect to the grant of a nonqualified stock option or stock appreciation right or the sale of the stock acquired pursuant to such grant.

Restricted Stock

A participant acquiring restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the “determination date.” The “determination date” is the date on which the participant acquires the shares unless the shares are subject to a substantial risk of forfeiture and are not transferable, in which case the determination date is the earlier of (i) the date on which the shares become transferable or (ii) the date on which the shares are no longer subject to a substantial risk of forfeiture. If the determination date is after the date on which the participant acquires the shares, the participant may elect, pursuant to Section 83(b) of the Code, to have the date of acquisition be the determination date by filing an election with the Internal Revenue Service no later than 30 days after the date on which the shares are acquired. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the participant on the determination date, except to the extent such deduction is limited by applicable provisions of the Code.

Other Tax Consequences

The foregoing discussion is intended to be a general summary only of the federal income tax aspects of awards granted under the 2006 Plan; tax consequences may vary depending on the particular circumstances at hand. In addition, administrative and judicial interpretations of the application of the federal income tax laws are subject to change. Furthermore, no information is given with respect to state or local taxes that may be applicable. Participants in the 2006 Plan who are residents of or are employed in a country other than the United States may be subject to taxation in accordance with the tax laws of that particular country in addition to or in lieu of United States federal income taxes.

Board Recommendation and Vote Required for Approval

The board of directors recommends that stockholders vote “FOR” Proposal Two. The approval of Proposal Two requires the affirmative vote of a majority of the shares of Viragen common stock present at the annual meeting in person or by proxy and entitled to vote on the Proposal. Abstentions will have the effect of a vote “AGAINST” Proposal Two. Broker non-votes will not be considered in tabulating the results of Proposal Two.

PROPOSAL THREE:

PROPOSAL TO AUTHORIZE AN AMENDMENT TO VIRAGEN’S CERTIFICATE OF

INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK

WE ARE AUTHORIZED TO ISSUE

The board of directors has voted to authorize and recommend that our stockholders approve an amendment (the “Amendment”) to Viragen’s Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of shares of common stock we are authorized to issue from 250,000,000 shares, $.01 par value per share, to 500,000,000 shares, $.01 par value per share (the “Increase in Authorized Shares”).

The Increase in Authorized Shares

Viragen is currently authorized to issue 250,000,000 shares of common stock, $.01 par value per share, of which, 120,285,105 shares are issued and outstanding as of the December 18, 2006 record date. The following table reflects the number of authorized, outstanding, reserved and unreserved shares of common stock before the Increase in Authorized Shares:

Prior to the Increase in Authorized Shares
Authorized shares	250,000,000
Less:
Outstanding shares of common stock	120,285,105
Shares reserved for future issuance, as follows:
Debt and equity offering warrants	87,984,385
Underwriter purchase option (1)	8,040,000
Convertible notes (2)	10,047,622
Convertible debentures (3)	178,572
1997 Stock Option Plan	162,926
2006 Equity Compensation Plan (4)	3,157,000
Employee and director stock options (5)	1,135,533
Consultant warrants	5,000
Series A cumulative preferred stock	916

Unreserved shares available for issuance	19,002,941

(1)	Includes shares reserved for issuance upon exercise of option granted to Dawson James Securities, Inc. to purchase 4,020,000 units identical to those offered in Viragen’s underwritten secondary offering completed in November 2006, except that the exercise price per unit is $0.29 per share, and exercise price per warrant underlying such unit is $0.39.

(2)	Assuming conversion of the notes at $1.05.

(3)	Assuming the debentures are converted at $1.05, and that no shares are issued in payment of debenture amortization.

(4)	See Proposal Two.

(5)	Inclusive of outstanding options described in Proposal Two.

The purpose of Increase in Authorized Shares is to provide for (a) a sufficient number of otherwise unreserved shares in the event that the underwriter purchase option, convertible notes, convertible debentures, warrants and stock options are exercised and/or converted by their holders and (b) authorized but unissued shares for future issuance for valid corporate purposes.

As disclosed in our public filings, Viragen’s cash and cash equivalents are sufficient to meet our operating requirements through approximately February 2007, and additional financing will be required in order to fund operations subsequent to February 2007. To date, our success in attracting funding has been limited to equity and convertible debt transactions, and we believe that that the continued use of our equity for these purposes may be necessary if Viragen is to sustain operations.

Except as discussed above, we have not identified any third parties or particular transactions for issuing the additional shares, we are not a party to any commitment, understanding or agreement to do so and no issuance of the newly authorized shares is presently contemplated.

Our board of directors also believes that if the Increase in Authorized Shares is approved by our stockholders, the excess of authorized shares over those issued and outstanding and reserved for issuance will provide us with increased flexibility to conclude transactions in which we can issue additional shares without the expense and delay of a special stockholders’ meeting. Future transactions in which the additional shares may be issued include business expansion, strategic acquisitions or partnerships and other legitimate business transactions. Viragen has not identified any such transactions in which newly authorized shares will be issued, has not entered into any commitments, understandings or agreements to do so and no such transactions are presently contemplated.

If the Increase in Authorized Shares is approved by the stockholders, the board of directors will be empowered, without the necessity of further action or approval of our stockholders, to issue up to 500 million shares of common stock. However, rules of the American Stock Exchange may require us to submit for approval of our stockholders, any issuance of our common stock at below fair market value, in a single transaction or in a series of related transactions, that could exceed 19.9% of our outstanding common stock. In addition, Delaware law may require stockholder approval for certain corporate transactions such as a merger or sale of all or substantially all of our assets.

Following the Increase in Authorized Shares, each share of authorized common stock will have the same rights and privileges as each share of existing common stock. The issuance of additional common stock, whether before or after the Increase in Authorized Shares, will decrease the percentage ownership of us by our existing stockholders and, depending upon the price at which such shares are issued, could be dilutive to existing stockholders.

Board Recommendation and Vote Required for Approval

The board of directors recommends that stockholders vote “FOR” Proposal Three. The approval of Proposal Three requires the affirmative vote of a majority of the outstanding shares of Viragen common stock entitled to vote on the Proposal. Abstentions will have the effect of a vote “AGAINST” Proposal Three. Broker non-votes will not affect Proposal Three.

PROPOSAL FOUR:

RATIFICATION OF APPOINTMENT OF VIRAGEN’S INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2007, will be submitted for ratification by the stockholders.

Services and Fees of Ernst & Young

The following table presents fees for professional services rendered by Ernst & Young LLP for the fiscal years ended June 30, 2006 and 2005.

	June 30,
	2006	2005
Audit fees	$447,000	$596,000
Audit-related fees	—	—
Tax fees	56,000	82,000
All other fees	—	—

Total	$503,000	$678,000

Audit fees includes the audit of our annual financial statements included in our annual report on Form 10-K, including Sarbanes-Oxley Section 404 attest services for our fiscal year ended June 30, 2005, review of interim financial statements included in our quarterly reports on Form 10-Q and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings and consents and other services related to SEC matters. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit of the annual financial statements or the review of interim financial statements.

Audit-related fees consist of services provided by Ernst & Young LLP that are reasonably related to the performance of the audit or review of our financial statements and not included under audit fees.

Tax fees consist of the aggregate fees billed for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning.

Pre-Approval Policy

In April 2004, we implemented an Audit and Non-Audit Services Pre-Approval Policy. This policy conforms to guidelines established under the Sarbanes-Oxley Act of 2002 and is administered by the audit and finance committee. The policy provides that the audit and finance committee is required to pre-approve the audit and non-audit services performed by our independent registered public accounting firm in order to assure that they do not impair their independence. Our policy provides for both general pre-approval and specific pre-approval guidelines. The policy states that unless a type of service has received general pre-approval, it will require specific pre-approval by the audit and finance committee if it is to be provided by our independent registered public accounting firm. For our fiscal years ended June 30, 2006 and 2005, all of the services under the category “Tax fees” described above were pre-approved by the audit and finance committee.

Board Recommendation and Vote Required for Approval

The board of directors recommends that stockholders vote “FOR” Proposal Four. The approval of Proposal Four requires the affirmative vote of a majority of the shares of Viragen common stock present at the annual meeting in person or by proxy and entitled to vote on the Proposal. Abstentions will have the effect of a vote “AGAINST” Proposal Four. Broker non-votes will not affect Proposal Four.

NO RIGHTS OF APPRAISAL

Under the laws of the State of Delaware, no appraisal rights are available with respect to the matters to be acted upon at the annual meeting, and we will not independently provide our stockholders with any such right.

INTEREST OF CERTAIN PERSONS IN OPPOSITION

TO MATTERS TO BE ACTED UPON

Management is not aware of any substantial interest, direct or indirect, by securities holdings or otherwise of any officer, director, or associate of the foregoing persons in any matter to be acted on, as described herein, other than elections to the board.

OTHER MATTERS

Management is not aware of any other business which may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

STOCKHOLDER PROPOSALS

Stockholder Proposals under Rule 14a-8

Rule 14a-8 under the Securities Exchange Act of 1934 provides a means by which stockholder proposals may be included in the proxy statement for our 2007 annual meeting of stockholders. Stockholder proposals under Rule 14a-8 intended to be included in our proxy statement for the 2007 annual meeting of stockholders must be received by us, in writing, at our principal executive offices, not later than August 29, 2007, or if the date of the 2007 annual meeting of stockholders differs by more than 30 days from the date of the 2006 annual meeting of stockholders, then a reasonable time before we print and mail the proxy materials for the 2007 annual meeting of stockholders. We are not required to include in our proxy statement any stockholder proposal not timely received by us, or that is not otherwise in compliance with our by-laws and Rule 14a-8.

Other Stockholder Proposals

Stockholders may also submit proposals for consideration at our 2007 annual meeting of stockholders that are not covered by Rule 14a-8, and are not to be included in our 2007 proxy statement. In order to do so, we must receive the stockholder proposal not more than 120 nor less than 90 days prior to the anniversary of the date the proxy statement for the 2006 annual meeting of stockholders was first mailed to stockholders, unless the date of the 2007 annual meeting of stockholders differs by more than 30 days from the date of the 2006 annual meeting of stockholders, in which event the proposal must be received by us prior to the close of business on the later of the 10th day following the day we publicly announce the date of the 2007 annual meeting of stockholders or the 90th day before the 2007 annual meeting of stockholders (the “Notice Period”). We may elect to provide a description of the proposal in our 2007 proxy statement, as well as our response to, and a recommendation to vote for or against, the stockholder proposal. A stockholder proposal may not exceed 500 words, must relate to a single matter, must state in reasonable detail the nature of the proposal and the grounds upon which the proposal is believed to be in Viragen’s best interests, must be sent to Viragen’s Secretary, 865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324 and must comply with the requirements of Viragen’s by-laws.

Viragen’s proxy for the 2007 annual meeting of stockholders will have discretionary authority to vote on (a) any stockholder proposal as to which Viragen did not receive notice at least 45 days prior to the anniversary of the date the proxy statement for the 2006 annual meeting of stockholders was first mailed to stockholders, or if the date of the 2007 annual meeting of stockholders differs by more than 30 days from the date of the 2006 annual meeting of stockholders, then a reasonable time before we print and mail the proxy materials for the 2007 annual meeting of stockholders, and (b) most stockholder proposals received by us during the period described in (a), if we disclose in our proxy statement the nature of the stockholder proposal and how our proxy intends to exercise his or her discretionary authority.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of Viragen’s proxy statement may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you if you write us c/o Dennis W. Healey, Chief Financial Officer, 865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324. If you want to receive separate copies of the proxy statement in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder, or you may contact us at the above address.

AVAILABILITY OF FORM 10-K ANNUAL REPORT

A copy of Viragen’s annual report on Form 10-K for the fiscal year ended June 30, 2006, exclusive of certain exhibits filed with the Securities and Exchange Commission, accompanies this proxy statement. These exhibits, as well as our interim quarterly reports on Form 10-Q, are available without charge to stockholders on our website at www.viragen.com, by calling our offices at (954) 233-8746 or upon written request to Dennis W. Healey, Chief Financial Officer, 865 S.W. 78th Avenue, Suite 100, Plantation, Florida 33324. The information on our website is not a part of this proxy statement. Copies of our filings are also available at the Securities and Exchange Commission website at http://www.sec.gov.

Appendix A

VIRAGEN, INC.

2006 EQUITY COMPENSATION PLAN

Viragen, Inc.

2006 Equity Compensation Plan

1.	Purpose.

1.1 Purpose. The purpose of the Viragen, Inc. 2006 Equity Compensation Plan is to enable the Company to offer to its employees, officers, directors and consultants whose past, present and/or potential contributions to the Company and its Subsidiaries have been, are or will be important to the success of the Company, an opportunity to acquire a proprietary interest in the Company. The types of long-term incentive Awards that may be provided under the Plan will enable the Company to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its businesses.

2.	Definitions.

2.1 Definitions. For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Agreement” means the agreement between the Company and the Holder setting forth the terms and conditions of an Award under the Plan. Agreements shall be in the form(s) attached hereto.

(b) “Award” means Stock Options, Restricted Stock and/or other Stock Based Awards Awarded under the Plan.

(c) “Board” means the Board of Directors of the Company.

(d) “Code” means the Internal Revenue Code of 1986, as amended from time to time.

(e) “Committee” means the Compensation Committee of the Board or any other committee of the Board that the Board may designate to administer the Plan or any portion thereof. If no Committee is so designated, then all references in this Plan to “Committee” shall mean the Board.

(f) “Common Stock” means the common stock of the Company, $.01 par value per share.

(g) “Company” means Viragen, Inc., a corporation organized under the laws of the State of Delaware.

(h) “Disability” means physical or mental impairment as determined under procedures established by the Committee for purposes of the Plan.

(i) “Effective Date” means the date set forth in Section 12.1, below.

(j) “Fair Market Value”, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, means, as of any given date: (i) if the Common Stock is listed on a national securities exchange, the closing price of the Common Stock in the principal trading market for the Common Stock on such date, as reported by the exchange (or on the last preceding trading date if such security was not traded on such date); (ii) if the Common Stock is not listed on a national securities exchange, but is traded in the over-the-counter market, the closing bid price for the Common Stock on such date, as reported by the OTC Bulletin Board or the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Committee shall determine, in good faith.

(k) “Holder” means a person who has received an Award under the Plan.

(l) “Incentive Stock Option” means any Stock Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(m) “Nonqualified Stock Option” means any Stock Option that is not an Incentive Stock Option.

(n) “Normal Retirement” means retirement from active employment with the Company or any Subsidiary, other than for Cause or due to death or disability, of a Holder who; (i) has reached the age of 65; (ii) has reached the age of 62 and has completed 5 years of service with the Company; or (iii) has reached the age of 60 and has completed 10 years of service with the Company.

(o) “Other Stock-Based Award” means an Award under Section 9, below, that is valued in whole or in part by reference to, or is otherwise based upon, Common Stock.

(p) “Parent” means any present or future “parent corporation” of the Company, as such term is defined in Section 424(e) of the Code.

(q) “Plan” means the Viragen, Inc. 2006 Equity Compensation Plan, as hereinafter amended from time to time.

(r) “Repurchase Value” shall mean the Fair Market Value in the event the Award to be repurchased under Section 10.2 is comprised of shares of Common Stock and the difference between Fair Market Value and the Exercise Price (if lower than Fair Market Value) in the event the Award is a Stock Option or Stock Appreciation Right; in each case, multiplied by the number of shares subject to the Award.

(s) “Restricted Stock” means Common Stock, received under an Award made pursuant to Section 8, below that is subject to restrictions under said Section 8.

(t) “SAR Value” means the excess of the Fair Market Value (on the exercise date) over the exercise price that the participant would have otherwise had to pay to exercise the related Stock Option, multiplied by the number of shares for which the Stock Appreciation Right is exercised.

(u) “Stock Appreciation Right” means the right to receive from the Company, on surrender of all or part of the related Stock Option, without a cash payment to the Company, a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value (on the exercise date).

(v) “Stock Option” or “Option” means any option to purchase shares of Common Stock that is granted pursuant to the Plan.

(w) “Subsidiary” means any present or future “subsidiary corporation” of the Company, as such term is defined in Section 424(f) of the Code.

3.	Administration.

3.1 Committee Membership. The Plan shall be administered by the Committee, the Board or a committee designated by the Board. Committee members shall serve for such term as the Board may in each case determine, and shall be subject to removal at any time by the Board. The Committee members, to the extent deemed to be appropriate by the Board, shall be “non-employee directors” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (“Exchange Act”), and “outside directors” within the meaning of Section 162(m) of the Code. The Committee shall conduct itself in conformance with the provisions of the Compensation Committee Charter.

3.2 Powers of Committee. The Committee shall have the authority and responsibility to recommend to the Board for approval, Awards for Board members, executive officers, non-executive employees and consultants of the Company, pursuant to the terms of the Plan: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, and/or (iv) Other Stock-Based Awards. For purposes of illustration and not of limitation, the Committee shall have the authority (subject to the express provisions of this Plan):

(a) to select the officers, employees, directors and consultants of the Company or any Subsidiary to whom Stock Options, Stock Appreciation Rights, Restricted Stock, and/or Other Stock-Based Awards may from time to time be Awarded hereunder.

(b) to determine the terms and conditions, not inconsistent with the terms of the Plan or requisite Board approval, of any Award granted hereunder including, but not limited to, number of shares, share exercise price or types of consideration paid upon exercise of Stock Options and the purchase price of Common Stock Awarded under the Plan (including without limitation by a Holder’s conversion of deferred salary or other indebtedness of the Company to the Holder), such as other securities of the Company or other property, any restrictions or limitations, and any vesting, exchange, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions, as the Committee shall determine;

(c) to determine any specified performance goals or such other factors or criteria which need to be attained for the vesting of an Award granted hereunder;

(d) to determine the terms and conditions under which Awards granted hereunder are to operate on a tandem basis and/or in conjunction with or apart from other equity Awarded under this Plan and cash Awards made by the Company or any Subsidiary outside of this Plan; and

(e) to determine the extent and circumstances under which Common Stock and other amounts payable with respect to an Award hereunder shall be deferred that may be either automatic or at the election of the Holder; and

3.3 Interpretation of Plan.

(a) Committee Authority. Subject to Section 11, below, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable, to interpret the terms and provisions of the Plan and any Award issued under the Plan (and to determine the form and substance of all Agreements relating thereto), and to otherwise supervise the administration of the Plan. Subject to Section 11, below, all decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee’s sole discretion, subject to Board authorization if indicated, and shall be final and binding upon all persons, including the Company, its Subsidiaries and Holders.

(b) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options (including but limited to Stock Appreciation rights granted in conjunction with an Incentive Stock Option) or any Agreement providing for Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the Holder(s) affected, to disqualify any Incentive Stock Option under such Section 422.

4	Stock Subject to Plan.

4.1 Number of Shares. The total number of shares of Common Stock reserved and available for issuance under the Plan shall be four (4) million shares. Shares of Common Stock under the Plan may consist, in whole or in part, of authorized and unissued shares or treasury shares. If any shares of Common Stock that have been granted pursuant to a Stock Option cease to be subject to a Stock Option, or if any shares of Common Stock that are subject to any Stock Appreciation Right, Restricted Stock, Deferred Stock Award, or Other Stock-Based Award granted hereunder are forfeited or any such Award otherwise terminates without a payment being made to the Holder in the form of Common Stock, such shares shall again be available for distribution in connection with future grants and Awards under the Plan.

4.2 Adjustment Upon Changes in Capitalization, Etc. In the event of any dividend (other than a cash dividend) payable on shares of Common Stock, stock split, reverse stock split, combination or exchange of shares, or other similar event (not addressed in Section 4.3, below) occurring after the grant of an Award, which results in a change in the shares of Common Stock of the Company as a whole, the number of shares issuable in connection with any such Award and the purchase price thereof, if any, shall be proportionately adjusted to reflect the occurrence of any such event. Any adjustment required by this Section 4.2 shall be made by the Committee, in good faith, subject to Board authorization if indicated, whose determination will be final, binding and conclusive.

4.3 Certain Mergers and Similar Transactions. In the event of (a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Awardees, (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Awardees. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Awardees as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Holder, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Holder. In the event such successor corporation (if any) refuses or otherwise declines to assume or substitute Awards, as provided above, (i) the vesting of any or all Awards granted pursuant to this Plan will accelerate immediately prior to the effective date of a transaction described in this Section 4.3 and (ii) any or all Options granted pursuant to this Plan will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Committee determines. If such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Committee. Subject to any greater rights granted to Awardees under the foregoing provisions of this Section 4.3, in the event of the occurrence of any transaction described in this Section 4.3, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

5.	Eligibility.

Awards may be made or granted to employees, officers, directors and consultants who are deemed to have rendered or to be able to render significant services to the Company or its Subsidiaries and who are deemed to have contributed or to have the potential to contribute to the success of the Company. No Incentive Stock Option shall be granted to any person who is not an employee of the

Company or a Subsidiary at the time of grant. Notwithstanding anything to the contrary contained in the Plan, Awards covered or to be covered under a registration statement on Form S-8 may be made under the Plan only if (a) they are made to natural persons, (b) who provide bona fide services to the Company or its Subsidiaries, and (c) the services are not in connection with the offer and sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

6.	Stock Options.

6.1 Grant and Exercise. Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Nonqualified Stock Options. Any Stock Option granted under the Plan shall contain such terms, not inconsistent with this Plan, or with respect to Incentive Stock Options, not inconsistent with the Plan and the Code, as the Committee may from time to time approve. The Committee shall have the authority to grant Incentive Stock Options or Non-qualified Stock Options, or both types of Stock Options, which may be granted alone or in addition to other Awards granted under the Plan. To the extent that any Stock Option intended to qualify as an Incentive Stock Option does not so qualify, it shall constitute a separate Nonqualified Stock Option.

6.2 Terms and Conditions. Stock Options granted under the Plan shall be subject to the following terms and conditions:

(a) Option Term. The term of each Stock Option shall be fixed by the Committee; provided, however, that an Incentive Stock Option may be granted only within the ten-year period commencing from the Effective Date and may only be exercised within ten years of the date of grant (or five years in the case of an Incentive Stock Option granted to an optionee who, at the time of grant, owns Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (“10% Stockholder”).

(b) Exercise Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant and may not be less than 100% of the Fair Market Value on the day of grant; provided, however, that the exercise price of an Incentive Stock Option granted to a 10% Stockholder shall not be less than 110% of the Fair Market Value on the date of grant.

(c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee and as set forth in Section 10, below. If the Committee provides, in its discretion, that any Stock Option is exercisable only in installments, i.e., that it vests over time, the Committee may waive such installment exercise provisions at any time at or after the time of grant in whole or in part, based upon such factors as the Committee shall determine.

(d) Method of Exercise. Subject to whatever installment, exercise and waiting period provisions are applicable in a particular case, Stock Options may be exercised in whole or in part at any time during the term of the Option, by giving written notice of exercise to the Company specifying the number of shares of Common Stock to be purchased. Such notice shall be accompanied by payment in full of the purchase price, which shall be in cash or, if provided in the Agreement, either in shares of Common Stock (including Restricted Stock and other contingent Awards under this Plan) or partly in cash and partly in such Common Stock, or such other means which the Committee determines are consistent with the Plan’s purpose and applicable law. Cash payments shall be made by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; provided, however, that the Company shall not be required to deliver certificates for shares of Common Stock with respect to which an Option is exercised until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof. Payments in the form of Common Stock shall be valued at the Fair Market Value on the date prior to the date of exercise. Such payments shall be made by delivery of stock certificates in negotiable form that are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. A Holder shall have none of the rights of a Stockholder with respect to the shares subject to the Option until such shares shall be transferred to the Holder upon the exercise of the Option.

(e) Transferability. Except as may be set forth in the Agreement, no Stock Option shall be transferable by the Holder other than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the Holder’s lifetime, only by the Holder (or, to the extent of legal incapacity or incompetency, the Holder’s guardian or legal representative).

(f) Termination by Reason of Death. If a Holder’s employment by the Company or a Subsidiary terminates by reason of death, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of death may thereafter be exercised by the legal representative of the estate or by the legatee of the Holder under the will of the Holder, for a period of one year (or such other greater or lesser period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(g) Termination by Reason of Disability. If a Holder’s employment by the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such Holder, unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, shall thereupon automatically terminate, except that the portion of such Stock Option that has vested on the date of termination may thereafter be exercised by the Holder for a period of one year (or such other greater or lesser period as the Committee may specify at the time of grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

(h) Other Termination. Subject to the provisions of Section 13, below, and unless otherwise determined by the Committee at the time of grant and set forth in the Agreement, if a Holder is an employee of the Company or a Subsidiary at the time of grant and if such Holder’s employment by the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option shall thereupon automatically terminate, except that if the Holder’s employment is terminated by the Company or a Subsidiary without cause or due to Normal Retirement, then the portion of such Stock Option that has vested on the date of termination of employment may be exercised for the lesser of three months after termination of employment or the balance of such Stock Option’s term.

(i) Additional Incentive Stock Option Limitation. In the case of an Incentive Stock Option, the aggregate Fair Market Value (on the date of grant of the Option) with respect to which Incentive Stock Options become exercisable for the first time by a Holder during any calendar year (under all such plans of the Company and its Parent and Subsidiary) shall not exceed $100,000.

(j) Buyout and Settlement Provisions. The Committee may at any time, subject to Board authorization, if indicated, offer to repurchase a Stock Option previously granted, based upon such terms and conditions as the Committee shall establish and communicate to the Holder at the time that such offer is made.

7.	Stock Appreciation Rights.

7.1 Grant and Exercise. The Committee, subject to Board authorization, if indicated, may grant Stock Appreciation Rights to participants who have been, or are being granted, Stock Options under the Plan as a means of allowing such participants to exercise their Stock Options without the need to pay the exercise price in cash. In the case of a Nonqualified Stock Option, a Stock Appreciation Right may be granted either at or after the time of the grant of such Nonqualified Stock Option. In the case of an Incentive Stock Option, a Stock Appreciation Right may be granted only at the time of the grant of such Incentive Stock Option.

7.2 Terms and Conditions. Stock Appreciation Rights shall be subject to the following terms and conditions:

(a) Exercisability. Stock Appreciation Rights shall be exercisable as shall be determined by the Committee and set forth in the Agreement, subject to the limitations, if any, imposed by the Code, with respect to related Incentive Stock Options.

(b) Termination. A Stock Appreciation Right shall terminate and shall no longer be exercisable upon the termination or exercise of the related Stock Option.

(c) Method of Exercise. Stock Appreciation Rights shall be exercisable upon such terms and conditions as shall be determined by the Committee and set forth in the Agreement and by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the Holder shall be entitled to receive a number of shares of Common Stock equal to the SAR Value divided by the Fair Market Value on the date the Stock Appreciation Right is exercised.

(d) Shares Affected Upon Plan. The granting of a Stock Appreciation Right shall not affect the number of shares of Common Stock available for Awards under the Plan. The number of shares available for Awards under the Plan will, however, be reduced by the number of shares of Common Stock acquirable upon exercise of the Stock Option to which such Stock Appreciation Right relates.

8.	Restricted Stock.

8.1 Grant. Shares of Restricted Stock may be Awarded either alone or in addition to other Awards granted under the Plan. The Committee, subject to Board authorization, if indicated, shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be Awarded, the number of shares to be Awarded, the price (if any) to be paid by the Holder, the time or times within which such Awards may be subject to forfeiture (“Restriction Period”), the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards.

8.2 Terms and Conditions. Each Restricted Stock Award shall be subject to the following terms and conditions:

(a) Certificates. Restricted Stock, when issued, will be represented by a stock certificate or certificates registered in the name of the Holder to whom such Restricted Stock shall have been Awarded. During the Restriction Period, certificates representing the Restricted Stock and any securities constituting Retained Distributions (as defined below) shall bear a legend to the effect that ownership of the Restricted Stock (and such Retained Distributions), and the enjoyment of all rights appurtenant thereto, are subject to the restrictions, terms and conditions provided in the Plan and the Agreement. Such certificates shall be deposited by the Holder with the Company, together with stock powers or other instruments of assignment, each endorsed in blank, which will permit transfer to the Company of all or any portion of the Restricted Stock and any securities constituting Retained Distributions that shall be forfeited or that shall not become vested in accordance with the Plan and the Agreement.

(b) Rights of Holder. Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes. The Holder will have the right to vote such Restricted Stock, to receive and retain all regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute on such Restricted Stock and to exercise all other rights, powers and privileges of a holder of Common Stock with respect to such Restricted Stock, with the exceptions that (i) the Holder will not be entitled to delivery of the stock certificate or certificates representing such Restricted Stock until the Restriction Period shall have expired and unless all other vesting requirements with respect thereto shall have been fulfilled; (ii) the Company will retain custody of the stock certificate or certificates representing the Restricted Stock during the Restriction Period; (iii) other than regular cash dividends and other cash equivalent distributions as the Board may in its sole discretion designate, pay or distribute, the Company will retain custody of all distributions (“Retained Distributions”) made or declared with respect to the Restricted Stock (and such Retained Distributions will be subject to the same restrictions, terms and conditions as are applicable to the Restricted Stock) until such time, if ever, as the Restricted Stock with respect to which such Retained Distributions shall have been made, paid or declared shall have become vested and with respect to which the Restriction Period shall have expired; (iv) a breach of any of the restrictions, terms or conditions contained in this Plan or the Agreement or otherwise established by the Committee with respect to any Restricted Stock or Retained Distributions will cause a forfeiture of such Restricted Stock and any Retained Distributions with respect thereto.

(c) Vesting; Forfeiture. Upon the expiration of the Restriction Period with respect to each Award of Restricted Stock and the satisfaction of any other applicable restrictions, terms and conditions (i) all or part of such Restricted Stock shall become vested in accordance with the terms of the Agreement, subject to Section 10, below, and (ii) any Retained Distributions with respect to such Restricted Stock shall become vested to the extent that the Restricted Stock related thereto shall have become vested, subject to Section 10, below. Any such Restricted Stock and Retained Distributions that do not vest shall be forfeited to the Company and the Holder shall not thereafter have any rights with respect to such Restricted Stock and Retained Distributions that shall have been so forfeited.

9.	Other Stock-Based Awards.

Other Stock-Based Awards may be Awarded, subject to limitations under applicable law, that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, shares of Common Stock, as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares of Common Stock Awarded which are not subject to any restrictions or conditions, or other rights convertible into shares of Common Stock and Awards valued by reference to the value of securities of or the performance of specified Subsidiaries. Other Stock-Based Awards may be Awarded either alone or in addition to or in tandem with any other Awards under this Plan or any other plan of the Company. Each other Stock-Based Award shall be subject to such terms and conditions as may be determined by the Committee.

10.	Accelerated Vesting and Exercisability.

10.1 Non-Approved Transactions. If any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended (“Exchange Act”)), is or becomes the “beneficial owner” (as referred in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company’s then outstanding securities in one or more transactions, and the Board does not authorize or otherwise approve such acquisition, then the vesting periods of any and all Stock Options and other Awards granted and outstanding under the Plan shall be accelerated and all such Stock Options and Awards will immediately and entirely vest, and the respective holders thereof will have the immediate right to purchase and/or receive any and all Common Stock subject to such Stock Options and Awards on the terms set forth in this Plan and the respective agreements respecting such Stock Options and Awards.

10.2 Approved Transactions. The Committee may, subject to Board authorization, if indicated, in the event of an acquisition of substantially all of the Company’s assets or at least 50% of the combined voting power of the Company’s then outstanding securities in one or more transactions (including by way of merger or reorganization) which has been approved by the Company’s Board of Directors, (i) accelerate the vesting of any and all Stock Options and other Awards granted and outstanding under the Plan, and (ii) require a Holder of any Award granted under this Plan to relinquish such Award to the Company upon the tender by the Company to Holder of cash in an amount equal to the Repurchase Value of such Award.

11.	Amendment and Termination.

The Board may at any time, and from time to time, amend alter, suspend or discontinue any of the provisions of the Plan, but no amendment, alteration, suspension or discontinuance shall be made that would impair the rights of a Holder under any Agreement theretofore entered into hereunder, without the Holder’s consent.

12.	Term of Plan.

12.1 Effective Date. The Plan shall become effective at such time as the Plan is approved and adopted by the Company’s Board of Directors (the “Effective Date”), subject to the following provisions:

(a) to the extent that the Plan authorizes the Award of Incentive Stock Options, stockholder approval for the Plan shall be obtained within 12 months of the Effective Date; and

(b) the failure to obtain stockholder for the Plan as contemplated by subparagraph (a) of this Section 12 shall not invalidate the Plan; provided, however, that (i) in the absence of such stockholder approval, Incentive Stock Options may not be Awarded under the Plan and (ii) any Incentive Stock Options theretofore Awarded under the Plan shall be converted into Non-Qualified Options upon terms and conditions determined by the Committee to reflect, as nearly as is reasonably practicable in its sole determination, the terms and conditions of the Incentive Stock Options being so converted.

12.2 Termination Date. Unless otherwise terminated by the Board, this Plan shall continue to remain effective until the earlier of ten (10) years from the Effective Date or such time as no further Awards may be granted and all Awards granted under the Plan are no longer outstanding. Notwithstanding the foregoing, grants of Incentive Stock Options may be made only during the ten-year period following the Effective Date.

13.	General Provisions.

13.1 Written Agreements. Each Award granted under the Plan shall be confirmed by, and shall be subject to the terms, of the Agreement executed by the Company and the Holder. The Committee may terminate any Award made under the Plan if the Agreement relating thereto is not executed and returned to the Company within 10 days after the Agreement has been delivered to the Holder for his or her execution.

13.2 Unfunded Status of Plan. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Holder by the Company, nothing contained herein shall give any such Holder any rights that are greater than those of a general creditor of the Company.

13.3 Employees.

(a) Engaging in Competition With the Company; Disclosure of Confidential Information. If a Holder’s employment with the Company or a Subsidiary is terminated for any reason whatsoever, and within three months after the date thereof such Holder either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or (ii) discloses to anyone outside the Company or uses any confidential information or material of the Company in violation of the Company’s policies or any agreement between the Holder and the Company, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(b) Termination for Cause. The Committee may, if a Holder’s employment with the Company or a Subsidiary is terminated for cause, annul any Award granted under this Plan to such employee and, in such event, the Committee, in its sole discretion, may require such Holder to return to the Company the economic value of any Award that was realized or obtained by such Holder at any time during the period beginning on that date that is six months prior to the date such Holder’s employment with the Company is terminated.

(c) No Right of Employment. Nothing contained in the Plan or in any Award hereunder shall be deemed to confer upon any Holder who is an employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any Holder who is an employee at any time.

13.4. Investment Representations; Company Policy. The Committee may require each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan to represent to and agree with the Company in writing that the Holder is acquiring the shares for investment without a view to distribution thereof. Each person acquiring shares of Common Stock pursuant to a Stock Option or other Award under the Plan shall be required to abide by all policies of the Company in effect at the time of such acquisition and thereafter with respect to the ownership and trading of the Company’s securities.

13.5 Additional Incentive Arrangements. Nothing contained in the Plan shall prevent the Board from adopting such other or additional incentive arrangements as it may deem desirable, including, but not limited to, the granting of Stock Options and the Awarding of Common Stock and cash otherwise than under the Plan; and such arrangements may be either generally applicable or applicable only in specific cases.

13.6 Withholding Taxes. Not later than the date as of which an amount must first be included in the gross income of the Holder for Federal income tax purposes with respect to any option or other Award under the Plan, the Holder shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. If permitted by the Committee, tax withholding or payment obligations may be settled with Common Stock, including Common Stock that is part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditioned upon such payment or arrangements and the Company or the Holder’s employer (if not the Company) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Holder from the Company or any Subsidiary.

13.7 Governing Law. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

13.8 Other Benefit Plans. Any Award granted under the Plan shall not be deemed compensation for purposes of computing benefits under any retirement plan of the Company or any Subsidiary and shall not affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation (unless required by specific reference in any such other plan to Awards under this Plan).

13.9 Non-Transferability. Except as otherwise expressly provided in the Plan or the Agreement, no right or benefit under the Plan may be alienated, sold, assigned, hypothecated, pledged, exchanged, transferred, encumbranced or charged, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void.

13.10 Applicable Laws. The obligations of the Company with respect to all Stock Options and Awards under the Plan shall be subject to (i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the Securities Act of 1933, as amended, and (ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

13.11 Conflicts. If any of the terms or provisions of the Plan or an Agreement conflict with the requirements of Section 422 of the Code, then such terms or provisions shall be deemed inoperative to the extent they so conflict with such requirements. Additionally, if this Plan or any Agreement does not contain any provision required to be included herein under Section 422 of the Code, such provision shall be deemed to be incorporated herein and therein with the same force and effect as if such provision had been set out at length herein and therein. If any of the terms or provisions of any Agreement conflict with any terms or provisions of the Plan, then such terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of the Plan. Additionally, if any Agreement does not contain any provision required to be included therein under the Plan, such provision shall be deemed to be incorporated therein with the same force and effect as if such provision had been set out at length therein.

13.12 Non-Registered Stock. The shares of Common Stock to be distributed under this Plan have not been, as of the Effective Date, registered under the Securities Act of 1933, as amended, or any applicable state or foreign securities laws and the Company has no obligation to any Holder to register the Common Stock or to assist the Holder in obtaining an exemption from the various registration requirements, or to list the Common Stock on a national securities exchange or any other trading or quotation system.

Plan Amendments

Date Approved by Board	Date Approved by Stockholders, if necessary	Sections Amended	Description of Amendments

FORM OF OPTION AWARD AGREEMENT

VIRAGEN, INC.

865 SW 78th Avenue, Suite 100

Plantation, FL 33324

[DATE]

__________________

__________________

__________________

Re:	Stock Option

Dear                     :

We are pleased to advise you that, on [            ], the Board of Directors of Viragen, Inc. authorized the Award to you of an option to purchase [            ] shares of our common stock, par value $.01 per share (the “Option”), upon the following terms and conditions:

1. The Option is granted in accordance with and subject to the terms and conditions of the Company’s 2006 Equity Compensation Plan (the “Plan”).

2. The Option is [an incentive] [non-qualified] stock option.

3. The Option is exercisable commencing on [                    ] and terminating at 5:00 pm New York time on [                    ].

4. The price at which the Option may be exercised is $[            ] per share.

5. The Option is non-transferable and may be exercised, in whole or in part, during the exercise period, only by you, except that upon your death, the Option may be exercised strictly in accordance with the terms and conditions of the Plan.

6. The exercise price and number of shares issuable upon exercise of the Option (the “Option Shares”) are subject to adjustment in accordance with the Plan in the event of stock splits, dividends, reorganizations and similar corporate events.

7. If, neither the Option nor the Option Shares have been registered under the Securities Act of 1933, as amended (the “Act”), and the Option Shares may not be sold, assigned, pledged, transferred or otherwise disposed of absent registration under the Act or the availability of an applicable exemption from registration. All certificates evidencing the Option Shares will contain a legend describing this restriction on resale of the Option Shares. There is no assurance that there will be a public market into which you may sell the Option Shares or that you will be able to sell your Option Shares at a profit or at all.

8. In order to exercise the Option, you must provide us with written notice that you are exercising all or a portion of your Option. The written notice must specify the number of Option Shares that you are exercising your Option for, and must be accompanied by the exercise price described in paragraph 4, above. Your Option Shares will be issued to you within approximately one week following our receipt of your exercise notice and cleared funds evidencing the exercise price.

9. No rights or privileges of a stockholder of the Company are conferred by reason of the grant of the Option to you. You will have no rights of a stockholder until you have delivered your exercise notice to us and we have received the exercise price of the Option in cleared funds.

You understand that the Plan contains important information about your Option and your rights with respect to the Option. The Plan includes terms relating to your right to exercise the Option; important restrictions on your ability to transfer the Option or Option Shares; provisions relating to adjustments in the number of Option Shares and the exercise price; and early termination of the Option following the occurrence of certain events; including the termination of your relationship with us. By signing below, you acknowledge your receipt of a copy of the Plan. By acceptance of your Option, you agree to abide by the terms and conditions of the Plan.

10. We are a research and development based company and as such are subject to many risks and uncertainties. We may never operate profitably. The exercise of your Option is a speculative investment and there is no assurance that you will realize a profit on the sale of Option Shares received upon exercise of your Option.

11. We file financial reports and other information with the United States Securities and Exchange Commission (“SEC”). The reports that we file contain information that is important in making a decision whether to exercise the Option or to sell the Option Shares. We urge you to review our reports and other information we file with the SEC. These documents may be viewed at the SEC’s website at www.sec.gov or at the Company’s website at www.viragen.com.

12. The Option will become effective upon your acknowledgment of the terms and conditions of this Agreement and your delivery to us of a signed counterpart of this Agreement.

13. This Agreement and Plan contain all of the terms and conditions of your Option and supercedes all prior agreements or understandings relating to your Option. This Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.

14. This Agreement may not be amended orally.

We are grateful for your continued support and are hopeful that your Option will provide financial benefits to you in the future.

Very truly yours,

Charles A. Rice
Chief Executive Officer

AGREED TO AND ACCEPTED THIS

         DAY OF              20__

(Signature)

(Print Name)

FORM OF STOCK AWARD AGREEMENT

VIRAGEN, INC.

865 SW 78th Avenue, Suite 100

Plantation, FL 33324

[DATE]

_________________

__________________

__________________

Re:	Stock Award

Dear                     :

We are pleased to advise you that, on [            ], the Board of Directors of Viragen, Inc. authorized the Award to you of [            ] shares of our common stock, par value $.01 per share (the “Shares”), upon the following terms and conditions:

1. The Shares are Awarded in accordance with and subject to the terms and conditions of the Company’s 2006 Equity Compensation Plan (the “Plan”).

2. If the Shares have not been registered under the Securities Act of 1933, as amended (the “Act”) (a) the Shares may not be sold, assigned, pledged, transferred or otherwise disposed of absent registration under the Act or the availability of an applicable exemption from registration and (b) all certificates evidencing the Shares will contain a legend describing this restriction on resale of the Shares.

3. There is no assurance that there will be a public market into which you may sell the Shares or that you will be able to sell your Shares at a profit or at all.

4. Your Shares are subject to the following restrictions:

____________________________________________

____________________________________________

____________________________________________

5. You understand that the Plan contains important information about your Shares. By signing below you acknowledge your receipt of a copy of the Plan. By signing this Agreement, you agree to abide by the terms and conditions of the Plan.

6. We are a research and development company and as such are subject to many risks and uncertainties. We may never operate profitably. Ownership of the Shares is a speculative investment and there is no assurance that you will realize a profit on the sale of your Shares.

7. We file financial reports and other information with the United States Securities and Exchange Commission (“SEC”). The reports that we file contain information that is important in making a decision whether to sell the Shares. We urge you to review our reports and other information we file with the SEC. These documents may be viewed at the SEC’s website at www.sec.gov or the Company’s website at www.viragen.com.

8. A certificate evidencing your Shares will be delivered upon your acknowledgment of the terms and conditions of this Agreement and your delivery to us of a signed counterpart of this Agreement.

9. This Agreement and Plan contain all of the terms and conditions relating to your receipt of the Shares and supercedes all prior agreements or understandings relating to the Shares. This Agreement shall be governed by the laws of the State of Delaware without regard to the conflicts of laws provisions thereof.

10. This Agreement may not be amended orally.

We are grateful for your continued support and are hopeful that your Shares will provide financial benefits to you in the future.

Very truly yours,

Charles A. Rice
Chief Executive Officer

AGREED TO AND ACCEPTED THIS

         DAY OF              20__

(Signature)

(Print Name)

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

The undersigned hereby appoints Charles A. Rice and Dennis W. Healey, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Viragen, Inc. common stock which the undersigned is entitled to vote, and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Stockholders of Viragen to be held January 25, 2007 or at any adjournment or postponement thereof, with all powers which the undersigned would possess if present at the Meeting.

(Continued and to be marked, dated and signed on the other side)

Address Change/Comments

FOLD AND DETACH HERE

You can now access your Viragen, Inc. account online.

Access your Viragen, Inc. stockholder account online via ServiceDirect® (ISD)

Mellon Investor Services LLC, Transfer Agent for Viragen, Inc., now makes it easy and convenient to get current information on your stockholder account.

•	View account status

•	View certificate history

•	View book-entry information

•	View payment history for dividends

•	Make address changes

•	Obtain a duplicate 1099 tax form

•	Establish/change your PIN

Visit us on the web at http: //www.melloninvestor.com/isd

Call 1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” THE PROPOSALS

1. To elect two directors to the board of directors, who will be classified as class C directors, to serve for the term of their designated class and until their successors have been elected and qualified.

Nominees:

01	Carl N. Singer

02	C. Richard Stafford

☐	FOR all nominees listed

☐	WITHHELD for all nominees listed

Withheld for the nominees you list below: (Write that nominee’s name in the space below.)

_________________________________________________________________

2. To approve Viragen’s 2006 Equity Compensation Plan.

☐ FOR                     ☐ AGAINST                    ☐ ABSTAIN

3. To authorize an amendment to Viragen’s certificate of incorporation increasing the number of shares of common stock that Viragen is authorized to issue to 500,000,000.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

4. To ratify the appointment of Ernst & Young LLP, as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2007, to serve at the pleasure of the Board of Directors.

☐ FOR                    ☐ AGAINST                    ☐ ABSTAIN

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET

OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to the annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

INTERNET: http://www.proxyvoting.com/vra

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE: 1-866-540-5760

Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

If you vote your proxy by internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Choose MLink for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/ISD where step-by-step instructions will prompt you through enrollment.

You can view our Annual Report, Quarter Reports and Proxy Statement on the internet at www.viragen.com